                                                                    EXHIBIT 24-A

                     BELLSOUTH CAPITAL FUNDING CORPORATION

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the "Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark
E. Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

                 /s/ MARK E. DROEGE                                      November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   Mark E. Droege                                              Date
                 President, Director
            (Principal Executive Officer)

                 /s/ GARY L. WALTON                                      November 25, 1997
-----------------------------------------------------  -----------------------------------------------------
                   Gary L. Walton                                              Date
            Vice President and Treasurer
            (Principal Financial Officer)

               /s/ W. PATRICK SHANNON                                    November 25, 1997
-----------------------------------------------------  -----------------------------------------------------
                 W. Patrick Shannon                                            Date
                     Controller
           (Principal Accounting Officer)
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

                     BELLSOUTH CAPITAL FUNDING CORPORATION

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CAPITAL FUNDING CORPORATION, a Georgia corporation (the
"Company"), and BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration
Statement") to register, respectively, $500,000,000 of debt securities of the Company and obligations of BellSouth with respect thereto in the nature of a guaranty thereof.

     NOW THEREFORE, the undersigned hereby constitutes and appoints Mark E.
Droege, Gary L. Walton and W. Patrick Shannon, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration
Statement, including the related prospectus, with respect to the securities of BellSouth to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

                 /s/ RONALD M. DYKES                                     November 24, 1997
-----------------------------------------------------  -----------------------------------------------------
                   Ronald M. Dykes                                             Date
                      Director